UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Simon Property Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2020. SIMON PROPERTY GROUP, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We intend to hold the 2020 Annual Meeting in person as set forth above; however, as part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing Definitive Additional Materials with the Securities and Exchange Commission along with notice of the changes to the Annual Meeting. Details on how to participate will be available at investors.simon.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 proxy materials and voting instructions. D09580-P34870-Z76476 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of: March 16, 2020 Date: May 12, 2020 Time: 8:30 a.m., Eastern Daylight Time Location: 225 West Washington Street Indianapolis, IN 46204

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods D09581-P34870-Z76476 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019 How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 2. An advisory vote to approve the compensation of our Named Executive Officers. 1a. Glyn F. Aeppel 3. Ratification of Ernst & Young LLP as our independent registered public accounting firm for 2020. 1b. Larry C. Glasscock NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1c. Karen N. Horn, Ph.D. 1d. Allan Hubbard 1e. Reuben S. Leibowitz 1f. Gary M. Rodkin 1g. Stefan M. Selig we will make a $1 donation 1h. Daniel C. Smith, Ph.D. 1i. J. Albert Smith, Jr. 1j. Marta R. Stewart D09582-P34870-Z76476 Sign up for E-Delivery and to Simon Youth Foundation on your behalf. Voting Items

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